Supplement Dated December 19, 2008
to
Prospectus Dated November 3, 2008
for

ProtectiveElite NY Variable Annuity Contracts

Each issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On page 40, the last sentence should be replaced with the following:

“In addition, the SecurePay R72 Benefit (either with or without the SecurePay GMAB), is only available if you purchase the SecurePay rider on or after the youngest Owner’s 60th birthday (or, in the case of a Qualified Contract, the Annuitant’s 60th birthday).”